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                                                                    Exhibit 23.3


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 10, 2003 in the Registration Statement (Form S-1 No. 333-102026) and the related Prospectus of Endurance Specialty Holdings Ltd. dated January 28, 2003.

Ernst & Young
Hamilton, Bermuda
January 28, 2003